UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 6, 2013
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FMC CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-2376	94-0479804
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1735 Market Street Philadelphia, Pennsylvania		19103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 215-299-6000
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On February 6, 2013, FMC Corporation issued a press release announcing the financial results for the three and twelve months ended December 31, 2012. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
As noted in this press release, effective 2013, our segment presentation including allocation of certain corporate expenses is being updated to reflect how management currently makes financial decisions and allocates resources. The presentation change is also being made since management believes the changes provide a better understanding of the underlying profitability of each individual business segment. Attached as Exhibit 99.2 is a schedule presenting our segment data for the four quarters of 2012 and 2011 as well as full year 2012, 2011 and 2010 recasted for this presentation change.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
99.1    Press Release
99.2     Industry Segment Data - Recasted

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION (Registrant)

By:	/S/ PAUL GRAVES
Paul Graves Executive Vice President and Chief Financial Officer
Date: February 6, 2013

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release

99.2	Industry Segment Data - Recasted